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                                                                   Exhibit 10.78


                      FIRST AMENDMENT TO CONTRACT OF SALE
                      -----------------------------------


          FIRST AMENDMENT TO CONTRACT OF SALE ("First Amendment") dated December
                                                ---------------
26, 2000, between S-BNK #2 INVESTORS, L.P., a Texas limited partnership, having an address at c/o Cardinal Capital Partners, Inc., 8411 Preston Road, 8th Floor, Dallas, Texas 75225 ("Seller"), and SANTA FE HOTEL, INC., a Nevada corporation
                      ------
having an address at 4336 Losee Road, Suite 9, North Las Vegas, Nevada 89030 ("Purchaser").
  ---------

                                   RECITALS

     A.   Under Contract of Sale ("Contract") dated December 8, 2000, Seller
                                   --------
agreed to sell to Purchaser 100% of the membership interest in S-BNK Dorchester Operations, LLC, as more fully described in the Contract; and

     B. Seller and Purchaser mutually desire to amend the Contract as more particularly set forth herein.

     NOW, THEREFORE, for and in consideration of the covenants and agreements set forth herein, the parties hereto hereby agree as follows:

     1. The Study Period as defined in the Contract will expire on the date of this First Amendment.

     2. Section 2.01(b) and (c) of the Contract is hereby deleted in its entirety and replaced with the following:

     "(b) FOUR MILLION NINE HUNDRED THIRTEEN THOUSAND TWO HUNDRED SIXTY THREE
          AND 00/100 ($4,913,263.00) DOLLARS payable at the Closing (hereinafter defined) by immediately available federal funds transferred to the Escrow Agent, for disbursement to Seller in accordance with Seller's wire instructions to Escrow Agent."


     (c) Seventy-Six Million, Nine Hundred Forty-Five Thousand, Three Hundred Twenty-Six and 00/100 ($76,945,326.00) DOLLARS representing the aggregate original balance of the A-1 and A-2 Secured Notes (collectively, the "Notes") issued by the LLC, which Notes are secured by the Mortgage and Assignment of Leases and Rents (as defined in the Indenture) (hereinafter defined) and delivered to First Security Bank, National Association, as Indenture Trustee (the "Lender") pursuant to the terms of the Indenture (the "Indenture"), dated as of June 30,
          2000 between the LLC, as Issuer and the Lender, as Indenture Trustee. The Notes as secured are hereafter referred to as the "Loan". If, as of the Closing Date, the unpaid principal balance of the Loan, as reduced by payments required thereunder prior to Closing, if
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          any, is less than the sum specified in this subparagraph (c), such sum of Seventy-Six Million, Nine Hundred Forty-Five Thousand, Three
          Hundred Twenty-Six and 00/100 ($76,945,326.00) DOLLARS shall be reduced by such difference."


     3. The Escrow Agent is hereby authorized and directed to release to Seller, the sum of Fifty Thousand Dollars ($50,000.00) from the total Downpayment (as defined in the Contract) being held by Escrow Agent, in accordance with Seller's wire instructions. The Escrow Agent shall have no further responsibility as to such released sum. Notwithstanding the release of such sum to Seller, such funds shall continue to comprise a portion of the Downpayment and shall be applied to the Purchase Price, returned by Seller to Purchaser or retained by Seller, together with the balance of the Downpayment, in accordance with the terms of the Contract.

     4. Except to the extent expressly modified by this First Amendment, the Contract is hereby ratified and confirmed and in full force and effect and is binding upon the parties hereto. This First Amendment may be executed by facsimile transmission and in any number of counterparts all of which taken together shall constitute one agreement


[signature page follows]
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     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

                         PURCHASER:

                         SANTA FE HOTEL, INC., a Nevada corporation


                         By:   /s/ Thomas K. Land
                            ---------------------
                           Name: Thomas K. Land
                           Title: President


                         SELLER:

                         S-BNK #2 INVESTORS, L.P.
                         a Texas limited partnership

                         By:  CCP Investors GP, Inc.,
                                general partner


                              By:  /s/ M. Scott Kipp
                                 -------------------
                                    Name:   M. Scott Kipp
                                    Title:  Vice President